SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 7, 2003

PEREGRINE SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22209	95-3773312

(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3611 Valley Centre Drive, San Diego, California	92130

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:        (858) 481-5000

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 5. Other Events

On August 7, 2003, Peregrine Systems, Inc. (“Peregrine”) issued a press release announcing that Peregrine’s Fourth Amended Plan of Reorganization as Modified, Dated July 14, 2003 (“Plan of Reorganization”), as confirmed by the U.S. Bankruptcy Court for The District of Delaware in an order dated July 18, 2003 (the “Confirmation Order”), would become effective as of August 7, 2003 and that Peregrine is formally emerging from Chapter 11 bankruptcy protection as of that date. A copy of the press release is attached hereto as Exhibit 99.1.

On August 7, 2003, Peregrine Systems, Inc. published on its website a list of “frequently asked questions” for its stockholders and bondholders regarding the cancellation and exchange of Peregrine’s outstanding securities upon effectiveness of its plan of reorganization. A copy of these frequently asked questions is available online at www.peregrine.com and copies have been attached hereto as Exhibits 99.2 and 99.3.

* * *

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2003

PEREGRINE SYSTEMS, INC.

By:	/s/ Kathryn Vizas

Kathryn Vizas General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 7, 2003.
99.2	Frequently Asked Stockholder Questions, dated August 7, 2003.
99.3	Frequently Asked Bondholder Questions, dated August 7, 2003.